Exhibit 10.24
THIRD OMNIBUS AMENDMENT
TO
PURCHASE AND SALE AGREEMENTS
This Third Omnibus Amendment to Purchase and Sale Agreements (this “Amendment”) is entered into on January 16, 2013 by and between FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership, having an address c/o GKK Realty Advisors, LLC, 420 Lexington Avenue, 19th Floor, New York, NY 10170 (“Seller”), and NATIONAL FINANCIAL REALTY - WFB EAST COAST, LLC, a Delaware limited liability company, having an address c/o National Financial Realty, Inc., 21250 Hawthorne Boulevard, Suite 700, Torrance, CA 90503 (“Purchaser”).
W I T N E S S E T H:
WHEREAS, Seller and Purchaser entered into those certain Purchase and Sale Agreements dated as of November 6, 2012, as modified by that certain Omnibus Agreement dated as of November 6, 2012, and as amended by those certain First Amendments to Purchase and Sale Agreements dated December 14, 2012 (the “First Amendments to Purchase Agreements”), pertaining to those certain properties described on Exhibits A attached to the First Amendments to Purchase Agreement, as further amended by that certain Omnibus Amendment to Purchase and Sale Agreement, dated December 21, 2012, and as further amended by that certain Second Omnibus Amendment to Purchase and Sale Agreements, dated January 15, 2013 (as so amended or otherwise modified, collectively the “Purchase Agreements); and
WHEREAS, the Seller and Purchaser desire to further amend the Purchase Agreements as provided below. Capitalized terms not defined herein shall have the meaning attributed to such terms in the Purchase Agreements.
NOW, THEREFORE, the parties agree as follows:
1.    Amendment of the Purchase Agreements. The Purchase Agreements shall be amended as follows:
1.1    Extension of the Contingency Approval Date. Notwithstanding anything to the contrary in the Purchase Agreements, the Contingency Approval Date under all of the Purchase Agreements is hereby extended to 5:00 p.m. Pacific Time on January 17, 2013.
1.2    Outside Closing Date. For the avoidance of doubt, the Outside Closing Date under all of the Purchase Agreements of 5:00 p.m. Pacific Time on February 28, 2013 shall remain unchanged.
2.    Individual Purchase Agreement Amendments. For purposes of assuring consistency with the requirements of the Wells Leases, with reasonable promptness following the date hereof, the parties shall replace this Amendment with individual amendments of each Purchase Agreement in form and substance consistent with the provisions of this Amendment.
3.    Counterparts. This Amendment may be executed and delivered (including by facsimile transmission or portable document format (PDF)) in one or more counterparts, each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.
4.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.
5.    No Modification. Except as modified by this Amendment, all of the terms, covenants, conditions and provisions of the Purchase Agreements shall remain and continue unmodified, in full force and effect. From and after the date hereof , the term “this Agreement” shall be deemed to refer to the Purchase Agreements, as amended by this Amendment. If and to the extent that any of the provisions of this Amendment conflict or are otherwise inconsistent with any provisions of the Purchase Agreements, the provisions of this Amendment shall prevail.
6.    Amendment. This Amendment cannot be modified in any manner except by a written agreement signed by the Seller and Purchaser.
[Signature page follows on next page]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by or on behalf of each of the parties as of the date first written above.

SELLER:
FIRST STATES INVESTORS 3300 B, L.P.
a Delaware limited partnership

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer
PURCHASER:
NATIONAL FINANCIAL REALTY – WFB EAST
COAST, LLC,
a Delaware limited liability company

By:	National Financial Realty, Inc.
a California corporation
Its Manager

By:	/s/ Vincent E. Pellerito
Vincent E. Pellerito, President